Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alexander Bafer, certify that:

1.	I am the Chief Executive Officer and Chief Financial Officer of Carolco Pictures, Inc.
2.

Attached to this certification is Form 10-K for the year ended December 31, 2014, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
	●	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
	●	The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

March 31, 2015	/s/ Alexander Bafer
Alexander Bafer
Chief Executive Officer and
Chief Financial Officer